EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                      SECTION 305 (B)(2)__________________

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

         New York                                           13-5691211
(State of Incorporation                                (I.R.S. employer
If not a U.S. national bank)                            Identification number)

One Liberty Plaza
New York, N.Y.                                               10006
(Address of principal                                      (Zip Code)
Executive office)

                            ------------------------
                             HEALTHSOUTH CORPORATION
               (Exact name of obligor as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                   63-0860407

                      (I.R.S. employer identification no.)
                             One HealthSouth Parkway
                            Birmingham, Alabama 35243

              (Address of principal executive offices)(Postal Code)

                            CONVERTIBLE SUBORDINATED
                                 DEBT SECURITIES
                       (Title of the indenture securities)


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                                       -2-

Item 1.  General Information
         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                             Federal Reserve Bank of New York
                             33 Liberty Street
                             New York, N.Y. 10045

                             State of New York Banking Department
                             State House, Albany, N.Y.

          (b) Whether it is authorized to exercise corporate trust powers. The Trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliation with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation. The obligor is not an affiliate of the Trustee.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         Exhibit 1 - Copy of the Organization  Certificate of the Trustee as now
                     in effect.
                     (Exhibit 1 to T-1 to Registration Statement No. 333-6688).

         Exhibit 2 - Copy of the  Certificate  of  Authority  of the  Trustee to
                     commerce business.
                     (Exhibit 2 to T-1 to Registration Statement No. 333-6688).

         Exhibit 3 - None;  authorization to exercise  corporate trust powers is contained in the documents identified above as Exhibit 1 and 2.

         Exhibit 4 - Copy of the  existing  By-Laws of the  Trustee.
                     (Exhibit 4 to T-1 to Registration Statement No. 333-6688).

         Exhibit 5 - No Indenture referred to in Item 4.

         Exhibit 6 - The consent of the  Trustee  required by Section 321 (b) of the  Trust  Indenture  Act of  1939.
                    (Exhibit  6 to T-1 to Registration Statement No. 333-27685).

         Exhibit 7 - Copy of the latest Report of Condition of the Trustee as of
                     March 1, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 3rd day of June, 1998.


                                               THE BANK OF NOVA SCOTIA TRUST
                                                    COMPANY OF NEW YORK

                                               By: /S/ George E. Timmes
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                                                   George E. Timmes
                                                   Vice President